UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-23782

California First Leasing Corporation

(Exact name of registrant as specified in charter)

5000 Birch Street, Suite 500, Newport Beach, CA 92660

(Address of principal executive offices)

Glen T. Tsuma

California First Leasing Corporation

5000 Birch Street, Suite 500

Newport Beach, CA 92660

(Name and address of agent for service)

Registrant’s telephone number, including area code: 949-255-0500

Date of fiscal year end: June 30

Date of reporting period: June 30, 2025

Item 1(a). Reports to Stockholders

Annual Report

For the Year Ended June 30, 2025

California First Leasing Corporation, (OTCQX: CFNB, “CalFirstLease” or the “Company”), headquartered in Newport Beach, California, is an internally managed non-diversified closed-end investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company invests in public equities and other investments to generate capital appreciation and maximize current income, while retaining the balance of its lease portfolio.

An investment in the Company’s common stock involves certain risks, including the risk of loss. The shares of CFNB common stock are not deposits or obligations of, or guaranteed by any Federal or other government agency. A registration statement dated July 20, 2022 (the “Registration Statement”) containing additional information about the Company is on file with the Securities and Exchange Commission (the “SEC”). Investors should carefully consider the Company’s objectives and risks detailed in the Registration Statement and in this Annual Report that may adversely affect the Company’s shareholders’ equity and stock price and may make an investment in the Company not appropriate for all investors.

Statements made in this report that are not strictly historical in nature constitute “forward-looking statements.” Forward-looking statements involve management judgment and assumptions, risks and uncertainties and include, but are not limited to, beliefs regarding investments in equity securities, swings in stock prices and the potential for this to cause significant volatility in reported net earnings and net asset values, the impact of external events on business activities and the lease portfolio, estimates of expected tax laws and rates applicable to future periods, impact of changes in interest rates and equity and fixed income markets. Such forward-looking statements involve known and unknown risks and uncertainties and factors that could cause actual results to differ materially include political, economic, market, regulatory and other risks. Consequently, if management assumptions prove to be incorrect or such risks or uncertainties materialize, the Company’s actual results could differ materially from the results forecast in the forward-looking statements. All forward-looking statements are qualified in their entirety by this cautionary statement, and the Company undertakes no obligation to revise or update this information to reflect events or circumstances arising after the date hereof (August 11, 2025).

As permitted by regulations adopted by the SEC, paper copies of the Company’s annual and semiannual shareholder reports will not be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Company’s website (www.calfirstlease.com), and you will be notified each time a report is posted and provided with a website link to access the report. To elect to receive all future reports on paper free of charge, please send an email request to invest@calfirstlease.com or you may call 800-460-4640.

California First Leasing Corporation	Annual Report for June 30, 2025

Overview

The following table sets forth selected financial data that should be read in conjunction with the Financial Statements and notes thereto and Discussion of Performance and Results of Operations contained elsewhere herein.

	YEAR ENDED JUNE 30,
	2025	2024	2023
	(in thousands, except per share data)
Statement of Operations
Dividends and interest	$5,110	$5,445	$5,687
Net realized gain (loss) on securities	66	(46)	(2,848)
Net change in unrealized appreciation on securities	19,883	41,463	16,809
Investment Income	25,059	46,862	19,648
Finance and loan income, net	786	1,010	1,331
Release of reserves	19	80	160
Other lease income	4,278	1,370	3,577
Lease Income	5,083	2,460	5,068
Investment and Lease Income	30,142	49,323	24,716
Operating expenses	2,973	2,735	2,786
Income tax expense	6,894	13,019	5,068
Net Income	$20,275	$33,569	$16,862

Number of share outstanding	8,979	9,309	9,703
Weighted average shares outstanding	9,303	9,477	9,969

Beginning Net Asset Value (NAV) per share	$26.07	$22.61	$20.60
Net income	2.18	3.54	1.69
Less: Dividends paid	-	0.40	-
Net gain on share repurchase	0.34	0.32	0.32
Net Asset Value per share, end of period	$28.59	$26.07	$22.61

Total return
CFNB, based on NAV	9.7%	17.1%	9.8%
S&P 500 (TR) Index	15.2%	24.6%	19.6%

The chart above illustrates the value of $10,000 invested in the Company’s stock in comparison to the performance of the S&P 500(TR)® (“S&P 500”), an unmanaged index that covers 500 leading companies that approximate 80% of the available market capitalization. Results for the Company based on net asset value are an after-tax amount. The S&P index is an unmanaged benchmark that assumes reinvestment of all distributions and includes capital gains and distributions in the calculation, but does not include a deduction for expenses or taxes. It is not possible to invest directly in an index. Performance data shown represents past performance and is no guarantee of future results.

For the year ended June 30, 2025, net earnings were $20.3 million, or $2.18 per share. This included a pre-tax gain on equity securities of $19.9 million compared to a gain of $41.5 million the prior year. Total lease income increased 107% to $5.1 million compared to $2.5 million in fiscal 2024, benefitting from $3.5 million in gains from the sale of leased property. The 9.7% return to shareholders based on the change in net asset value reflects the 10.5% return on the equity portfolio dampened by having 12% of earning assets invested in short-term treasury and money-market securities that produce lower current returns than equities.

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California First Leasing Corporation	Annual Report for June 30, 2025

Discussion of Performance and Results of Operations

The Company’s operating results are comprised of two separate components:

●	Investment income includes current income from dividends on equity securities, realized and unrealized gains or losses in the value of the securities, and interest earned on short-term treasury securities and money market balances.
●	Lease income includes direct finance and interest income earned from leases and loans, as well as other income from operating leases, sales of leased property and sales of leases.

Investment Operations

The Company focuses on investing in fair or under-valued public companies that we expect to generate durable earnings growth and cash flow that can be reinvested at attractive rates of return to continue substantial growth or be returned to shareholders via share repurchases or dividends.

Average Annual Return as of June 30, 2025	1 Year	3 Year
CFNB Equity Securities	10.5%	16.4%
S&P 500 (TR) Index	15.2%	19.7%

A high percentage of the equity portfolio generally is invested in U.S. large capitalization equities. From time to time, the Company may retain a significant amount of funds in short-term liquid investments in order to be positioned to take advantage of opportunities as they arise. The Company does not specialize in any specific industry, but may hold large positions in certain sectors that it believes offer the opportunity for long-term returns.

Allocation of Securities *	6/30/2025		6/30/2024
($ in 000’s)
US Large Cap Equities	$160,871	58.9%	$160,452	64.8%
US Mid Cap Equities	44,295	16.2%	43,814	17.7%
US Small Cap Equities	24,032	8.8%	10,628	4.3%
Developed Markets, Non-US	2,485	0.9%	3,469	1.4%
Emerging Market Equities	8,834	3.2%	5,263	2.1%
Equity Securities	240,517	88.0%	223,626	90.3%
Money market funds	27,842	10.2%	24,155	9.7%
US Treasury Bills	4,970	1.8%	-	0.0%
Fixed Income Securities	32,812	12.0%	24,155	9.7%
Investment Securities	$273,330	100.0%	$247,781	100.0%

*	Equity Securities classified based on information from Wells Fargo Advisors

Ten Largest Equity Holdings at June 30, 2025 as a percent of net assets:

Alphabet Inc.	7.21%
Exxon Mobil’	6.75%
Applied Materials	6.62%
Goldman Sachs	6.40%
Meta Platforms Inc	5.10%
Micron Technology Inc	4.15%
The Cigna Group	3.95%
Marvell Technology Inc	3.94%
Qualcomm Inc	3.64%
Wells Fargo & Co	3.32%

For the year ended June 30, 2025, the benchmark S&P 500 index advanced 15.2% and ended June at an all-time high after falling precipitously in early April 2025 following U.S. government tariff announcements. The market’s strength is credited to sturdy corporate profits and good economic and inflation data, with top performance concentrated in select growth oriented large cap stocks, particularly related to information technology and communication services, while small-cap, energy and value stocks have lagged significantly.

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California First Leasing Corporation	Annual Report for June 30, 2025

The distribution of the Company’s equity securities and gains or losses across segments at June 30, 2025 is summarized below, and compared to the distribution at June 30, 2024:

(in thousands)		Unrealized			Fair Value at
	Cost Basis	Gains	(Losses)	Fair Value	June 30, 2024
as of June 30, 2025
Commercial / Industrial	$97,055	$57,662	$(799)	$153,918	$151,085
Consumer	17,103	6,047	(509)	22,641	25,556
Financial	23,090	18,168	(468)	40,790	30,051
Healthcare	12,703	4,110	(55)	16,758	16,934
Exchange-traded Funds	6,481	-	(71)	6,410	-
	$156,432	$85,987	$(1,902)	$240,517	$223,626

The Company’s return of 10.5% on the equity portfolio for fiscal 2025 was appreciably below the S&P return of 15.2% for that period, largely due to large positions in oil and gas and semiconductor related stocks that underperformed the index for the 12-month period, though saw some improvement during the fourth quarter. For the year, the largest contribution to investment returns came from AppLovin Corporation which was sold in the third quarter for a realized gain of $9.3 million, or a 378% return on the initial investment. Aside from that unique situation, Goldman Sachs was the top contributor to investment results for both the 2025 fiscal year and fourth quarter, followed by Meta Platforms. Other top contributors to fiscal 2025 results were Wells Fargo & Co., Taiwan Semiconductor Manufacturing Company and Netflix.com Inc. Other top fourth quarter contributors were Micron Technology and Alphabet Inc, who reversed positions as the largest detractors to the first nine-months of fiscal 2025, as well as Applied Materials which still ended up as producing the largest investment loss for the full fiscal year.

In addition to Applied Materials, the largest detractors to the investment performance in fiscal 2025 related to energy, led by Exxon Mobil, Ovintiv Inc and Schlumberger Ltd., followed by Qualcomm Inc. During the fourth quarter, Bristol Myers Squibb and Global Payments joined the energy stocks as the top detractors, and were sold.

The equity securities portfolio at June 30, 2025 consisted of common stock holdings in 41 public companies and one exchange-traded fund, compared to 43 public companies at June 30, 2024, and 37 positions at June 30, 2023. During the six months ended June 30, 2025, the Company invested $33.4 million in 18 companies, including 5 new positions. For the fiscal year, the Company invested $54.8 million in 23 positions, 12 of which were new. During the last half of fiscal 2025, the Company sold parts of 3 positions and 11 full position for $46.9 million, realizing a net gain of $594,300. For the full 2025 fiscal year, the Company realized a net gain of $66,000.

Dividend and Interest Income

Dividends received on stocks are included in the Company’s returns on the equity portfolio. Of the 42 equity positions held at June 30, 2025, 28 pay a dividend and account for 80.2% of the fair value of equity securities at June 30, 2025. Dividend income in fiscal 2025 increased 7.5% to $4.0 million and contributed 1.7% to the portfolio return for the fiscal year. The following table presents the Company’s average balances and yields earned on investments for the periods shown:

($ in thousands)	Period Ended June 30, 2025			Period Ended June 30, 2024
	Average Balance	Income	Yield	Average Balance	Income	Yield
Three Months
Money market funds	30,817	330	4.28%	25,290	328	5.19%
Treasury securities	216	2	4.30%	3,121	42	5.38%
Equity securities	227,243	1,020	1.80%	217,203	926	1.71%
	$258,276	$1,352	2.09%	$245,614	$1,296	2.11%

Twelve Months
Money market funds	21,154	954	4.51%	17,535	923	5.26%
Treasury securities	3,789	189	4.99%	15,519	826	5.32%
Equity securities	233,593	3,965	1.70%	191,127	3,688	1.93%
	$258,536	$5,108	1.98%	$224,181	$5,437	2.43%

Fiscal 2025 interest income earned on investments decreased to $1.1 million, as average funds invested in treasury securities and money market funds declined 25% to $25 million and the average yield fell 71 basis points to 4.6%.

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California First Leasing Corporation	Annual Report for June 30, 2025

Lease Operations

At June 30, 2025, the Company’s net investment in leases and loans of $7.0 million represented just 2.5% of total assets. The portfolio includes private universities and colleges (30%), not-for-profit service organizations (30%), 2 commercial credits (29%) and tax-exempt leases (10%). The following table presents the Company’s average lease and loan balances, income and related yields earned, for fiscal years ended June 30, 2025 and 2024.

Lease Operations	Year Ended			Year Ended:
($ in thousands)	June 30, 2025			June 30, 2024
	Average Balance	Finance Income	Yield	Average Balance	Finance Income	Yield

Twelve Months
Net investment in leases, net	$7,070	$715	10.11%	$11,801	$919	7.79%
Commercial loans	1,610	71	4.41%	1,936	91	4.70%
Lease and loan assets	$8,680	$786	9.06%	$13,737	$1,010	7.35%

For the year ended June 30, 2025, total other lease income of $4.3 million increased by $2.8 million or 196% from fiscal 2024 primarily due to $3.5 million of gains realized on the sale of leased property.

Operating Expenses and Income Taxes

Operating expenses for the year ended June 30, 2025 increased by 8.7% to $2.97 million compared to $2.73 million the year before. The $238,900 increase in fiscal 2025 included a $635,200 increase in employee incentive compensation associated with an equity portfolio performance that offset a decrease of $396,300 in overhead expenses.

Income tax expense of $6.9 million for the year ended June 30, 2025 represented an overall effective tax rate of 25.4%, down from 27.9% in fiscal 2024. This included a provision accrued at 21.4% on pretax earnings of $7.22 million excluding equity security gains, up from 20.4% in 2024 as the benefit related to the dividends received exclusion declined, and a provision accrued at 28.0% on the net equity security gain of $19.95 million, offset by a $236,000 reduction in deferred taxes estimated on unrealized security gains at June 30, 2024. The 2025 security gain includes net unrealized gains of $19.88 million and realized taxable gains of $66,000. The components of earnings and taxes are summarized as follows:

	Year ended June 30,
(dollars in thousands)	2025	2024
Pretax earnings excluding securities gain	$7,219	$5,171
Gain on securities	19,950	41,417
Pretax earnings	27,169	46,588
Income tax expense excluding securities gain	1,548	1,057
Income tax expense on securities gain	5,346	11,962
Net tax expense	6,894	13,019
Net earnings excluding equity gain	5,671	4,114
Net equity portfolio gain	14,604	29,455
Net earnings	$20,275	$33,569

For the fiscal year ending June 30, 2025, income earned from dividends and interest accounted for 46% of the Company’s ordinary gross income for U.S. federal income tax purposes. Under current tax law, the Company should not be subject to a 20% tax on undistributed income earned in fiscal 2025.

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California First Leasing Corporation	Annual Report for June 30, 2025

Independent Auditor’s Report

To the Stockholders and Board of Directors

California First Leasing Corporation

Newport Beach, California

Report on the Audit of the Financial Statements

Opinion

We have audited the financial statements of California First Leasing Corporation, which comprise the statement of assets, liabilities and stockholders’ equity and the statement of investments as of June 30, 2025 and 2024, and the related statements of operations, stockholders’ equity, and cash flows for each of the years in the three-year period ended June 30, 2025, and the related notes (collectively referred to as the “financial statements”) and the financial highlights for each of the years in the three-year period ended June 30, 2025.

In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of California First Leasing Corporation as of June 30, 2025 and 2024, and the results of its operations and its cash flows for each of the years in the three-year period ended June 30, 2025 and the financial highlights for each of the years in the three-year period ended June 30, 2025, in accordance with accounting principles generally accepted in the United States of America.

Basis for Opinion

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of California First Leasing Corporation, and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements and financial highlights that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements and financial highlights, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about California First Leasing Corporation’s ability to continue as a going concern for one year after the date that the financial statements are available to be issued.

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California First Leasing Corporation	Annual Report for June 30, 2025

Auditor’s Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements and financial highlights are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements and financial highlights.

In performing an audit in accordance with GAAS, we:

●	Exercise professional judgment and maintain professional skepticism throughout the audit.
●	Identify and assess the risks of material misstatement of the financial statements and financial highlights, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and included confirmation of securities owned as of June 30, 2025, by direct correspondence with custodians.
●	Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of California First Leasing Corporation’s internal control. Accordingly, no such opinion is expressed.
●	Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements and financial highlights.
●	Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about California First Leasing Corporation’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control–related matters that we identified during the audit.

Laguna Hills, California

August 11, 2025

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California First Leasing Corporation	Annual Report for June 30, 2025

Statement of Investments – June 30, 2025

Common Stocks-- 91.18%	Description	Shares	Value
Auto & Truck Dealerships-- 1.42%	Lithia Mtrs Inc	10,759	$3,634,605
Auto Parts-- 1.56%	Allison Transmission	42,290	4,017,127
Banks - Diversified-- 5.98%	Wells Fargo & Co	106,400	8,524,768
	Bank of America Corporation	117,500	5,560,100
	JP Morgan Chase & Co	4,380	1,269,806
			15,354,674
Capital Markets-- 6.40%	Goldman Sachs	23,200	16,419,800
Credit Services-- 1.85%	PayPal Holdings Inc (1)	55,550	4,128,476
	Credit Acceptance Corporation (1)	1,220	621,505
			4,749,981
Education & Training Services-- 0.89%	Stride Inc (1)	15,685	2,277,305
Engineering & Construction-- 2.67%	Comfort Systems USA Inc	8,720	4,675,751
	Emcor Group Inc	4,070	2,177,002
			6,852,754
Entertainment-- 1.38%	Netflix.com Inc. (1)	2,650	3,548,695
Footwear & Accessories-- 1.28%	On Holding AG (1)	63,100	3,284,355
Healthcare Plans-- 4.26%	The Cigna Group	30,710	10,152,112
	United Health Group	2,489	776,493
			10,928,605
Information Tech Services-- 2.18%	Leidos Holdings Inc	19,231	3,033,883
	Cognizant Technology Solutions	32,799	2,559,306
			5,593,189
Insurance - Diversified-- 0.64%	Berkshire Hathaway Inc (1)	3,364	1,634,130
Insurance - Reinsurance-- 1.02%	Everest Group LTD	7,740	2,630,439
Internet Content & Information-- 13.22%	Alphabet Inc.	105,100	18,521,773
	Meta Platforms Inc	17,739	13,092,979
	Fiverr Intl LTD (1)	79,610	2,334,961
			33,949,713
Internet Retail-- 0.22%	Alibaba Grp Hldg	4,900	555,709
Medical Instruments & Supplies-- 2.27%	Align Technology Inc (1)	30,790	5,829,471
Oil & Gas Equipment & Services-- 1.70%	Schlumberger LTD	129,000	4,360,200
Oil & Gas Integrated-- 6.75%	Exxon Mobil	160,800	17,334,240
Resorts & Casinos-- 1.45%	Vail Resorts Inc	23,708	3,725,238
Scientific & Technical Instruments-- 1.38%	Itron Inc (1)	26,950	3,547,429
Semiconductor Equip & Materials-- 6.62%	Applied Materials	92,836	16,995,487
Semiconductors-- 17.94%	Micron Technology Inc	86,400	10,648,800
	Marvell Technology Inc	130,800	10,123,920
	Qualcomm Inc	58,650	9,340,599
	Taiwan Semiconductor Co	36,550	8,278,210
	Advanced Micro Devices Inc. (1)	54,000	7,662,600
			46,054,129
Software - Infrastructure-- 3.72%	Twilio Inc (1)	36,200	4,501,832
	Zeta Global Holdings Corp (1)	201,163	3,116,015
	Digital Ocean Holdings Inc (1)	67,600	1,930,656
			9,548,503
Specialty Chemicals-- 1.44%	Dupont De Nemours	53,940	3,699,745
Telecom Services-- 1.22%	Charter Communications Inc (1)	7,657	3,130,258
Thermal Coal-- 0.77%	Core Nat Res Inc	28,200	1,966,668
Tobacco-- 0.97%	British American Tobacco	52,500	2,484,825
	Common Stocks (cost: $149,951,612)		$234,107,271
Exchange Traded Funds
Small-Cap Core-- 2.50%	iShares ETF Russell 2000 (cost: $6,480,848)	29,705	$6,410,042
Short-term investments-- 12.78%
U.S.Treasuries-- 1.94%	U.S.Treasury Bill (4.27%)*		4,970,363
Money Market Mutual Funds-- 10.84%	JP Morgan Prime Money Mkt Fund (4.335%)**		24,233,326
	Fidelity MM Treasury Portfolio (4.23%) **		3,608,515
	Total Short-term investments (cost:$32,812,205)		$32,812,205

	Total Investments (cost:$189,244,665)		$273,329,517

	Net Assets at June 30, 2025		$256,755,902

(1)	Non-income producing security
*	Weighted average yield to maturity for bills maturing from 6/6/25 to 8/21/25.
**	Rate is the annualized seven-day yield of the fund at period end.

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California First Leasing Corporation	Annual Report for June 30, 2025

Statement of Investments – June 30, 2024
Common Stocks-- 92.16%	Description	Shares	Value
Auto & Truck Dealerships-- 1.12%	Lithia Mtrs Inc	10,759	$2,716,110
Auto Parts-- 1.32%	Allison Transmission	42,290	3,209,811
Banks - Diversified-- 4.89%	Bank of America Corporation	117,500	4,672,975
	JP Morgan Chase & Co	4,380	885,899
	Wells Fargo & Co	106,400	6,319,096
			11,877,970
Capital Markets-- 4.32%	Goldman Sachs	23,200	10,493,824
Credit Services-- 1.39%	Credit Acceptance Corp (1)	1,220	627,910
	PayPal Holdings Inc (1)	47,100	2,733,213
			3,361,123
Drug Manufacturers-- 2.27%	Bristol Myers Squibb	132,800	5,515,184
Entertainment-- 0.74%	Netflix.com Inc.(1)	2,650	1,788,432
Footwear & Accessories-- 1.62%	On Holding AG (1)	101,100	3,922,680
Healthcare Plans-- 4.71%	Cigna Corp New	30,710	10,151,805
	United Health Group	2,489	1,267,548
			11,419,353
Information Tech Services-- 0.92%	Cognizant Technology Solutions	32,799	2,230,332
Insurance - Diversified-- 0.56%	Berkshire Hathaway Inc (1)	3,364	1,368,475
Insurance - Reinsurance-- 1.22%	Everest Group LTD	7,740	2,949,095
Internet Content & Info-- 12.42%	Alphabet Inc.	105,100	19,143,965
	Fiverr Intl LTD (1)	39,910	935,091
	Match Group Inc (1)	68,500	2,081,030
	Meta Platforms Inc	13,907	7,012,188
	Shutterstock Inc	24,955	965,759
			30,138,032
Internet Retail-- 0.15%	Alibaba Grp Hldg	4,900	352,800
Oil & Gas E & P-- 3.09%	Ovintiv Inc.	159,925	7,495,685
Oil & Gas Equipment & Services-- 2.51%	Schlumberger LTD	129,000	6,086,220
Oil & Gas Integrated-- 7.63%	Exxon Mobil	160,800	18,511,296
Resorts & Casinos-- 0.88%	Vail Resorts Inc	11,808	2,126,975
Scientific & Technical Instruments-- 0.76%	Sensata Technologies	49,350	1,845,197
Semiconductor Equip & Materials-- 10.19%	Applied Materials	92,836	21,908,368
	Teradyne Incorporated	19,000	2,817,510
			24,725,878
Semiconductors-- 17.27%	Advanced Micro Devices Inc. (1)	37,100	6,017,991
	Marvell Technology Inc	123,000	8,597,700
	Micron Technology Inc	81,300	10,693,389
	Qualcomm Inc	58,650	11,681,907
	Taiwan Semiconductor Co	28,250	4,910,133
			41,901,120
Software Application-- 0.42%	AppLovin Corporation (1)	12,321	1,025,354
Specialty Business Services-- 1.42%	Global Payments Inc.	35,650	3,447,355
Specialty Chemicals-- 2.76%	Dupont De Nemours	53,940	4,341,631
	Intl Flavors & Fragrance	24,750	2,356,448
			6,698,078
Steel-- 1.52%	Cleveland-Cliffs Inc. (1)	239,000	3,678,210
Telecom Services-- 4.51%	Charter Communications Inc (1)	12,640	3,778,854
	Verizon Communications	173,750	7,165,450
			10,944,304
Thermal Coal-- 0.90%	Consol. Energy Inc	21,300	2,173,239
Tobacco-- 0.67%	British American Tobacco	52,500	1,623,825
	Total Equity Securities (cost: $159,424,727)		$223,625,955
Short-term Investments-- 9.95%
Money Market Mutual Funds-- 9.95%	State Street Inst Liquid Rsrvs (5.36%)**		$23,644,091
	Goldman FSQ Money Market (5.20%)**		510,456
	Short-term Investments (cost: $24,154,547)		$24,154,547
	Total Investments (cost: $183,579,274)		$247,780,502
	Net Assets at June 30, 2024		$242,658,855

(1)	Non-income producing security
**	Rate is the annualized seven-day yield of the fund at period end.
8

California First Leasing Corporation	Annual Report for June 30, 2025

STATEMENTS OF ASSETS, LIABILITIES AND STOCKHOLDERS’ EQUITY

(in thousands, except share amounts)

	June 30,	June 30,
	2025	2024

ASSETS

Cash	$626	$519

Money-market mutual funds	27,842	24,155
U.S. Treasury bill	4,970	-
Short-term investments	32,812	24,155
Equity securities	240,517	223,626
Property acquired for transactions-in-process	-	467
Leases and loans:
Net investment in leases	5,609	9,369
Commercial loans	1,499	1,837
Allowance for credit losses	(100)	(121)
Net investment in leases and loans	7,008	11,085
Property on operating leases, less accumulated depreciation of $0 (2025) and $5 (2024)	-	757
Income tax receivable	196	226
Other assets	384	192
Total Assets	$281,543	$261,027

LIABILITIES AND STOCKHOLDERS’ EQUITY

Liabilities:
Accounts payable	$22	$36
Accrued liabilities	1,123	412
Lease deposits	45	77
Deferred income taxes, net	23,597	17,843
Total Liabilities	24,787	18,368

Commitments and contingencies	-	-

Stockholders’ equity:
Preferred stock; 2,500,000 shares authorized; none issued	-	-
Common stock; $.01 par value; 20,000,000 shares authorized; 8,979,387 June 30, 2025 and 9,309,387 June 30, 2024 issued and outstanding	90	93
Additional paid in capital	1,567	1,625
Retained earnings	255,099	240,941
	256,756	242,659
Total Liabilities & Stockholders’ Equity	$281,543	$261,027

The accompanying notes are an integral part of these financial statements.

9

California First Leasing Corporation	Annual Report for June 30, 2025

STATEMENTS OF OPERATIONS

(in thousands, except share and per share amounts)

	Years ended June 30,
	2025	2024	2023

Investment income
Dividend income	$3,965	$3,688	$3,972
Interest income	1,145	1,757	1,715
Net realized gain (loss) on equity securities	66	(46)	(2,848)
Net change in unrealized securities gain	19,884	41,463	16,809
Total investment income	25,059	46,862	19,648

Lease income
Finance and loan income	786	1,010	1,331
Release of reserves for credit losses	19	80	160
Operating and sales-type leases	551	1,168	1,081
Gain on sale of leases and leased property	3,689	91	1,503
Other fee income	38	111	993
Total lease income	5,083	2,460	5,068

Operating expenses
Compensation and benefits	2,341	1,976	1,941
Director fees	108	135	144
Occupancy	118	111	111
Other general and administrative	406	512	590
Total operating expenses	2,973	2,734	2,786

Earnings before income taxes	27,169	46,588	21,930

Income taxes	6,894	13,019	5,068

Net earnings	$20,275	$33,569	$16,862

Basic earnings per common share	$2.18	$3.54	$1.69
Dividends declared per common share	$-	$0.40	$-

Weighted average common shares outstanding	9,303,058	9,477,351	9,969,138

The accompanying notes are an integral part of these financial statements.

10

California First Leasing Corporation	Annual Report for June 30, 2025

STATEMENTS OF STOCKHOLDERS’ EQUITY

(in thousands, except for share amounts)

	Common Stock		Additional Paid in	Retained
	Shares	Amount	Capital	Earnings	Total

Balance, June 30, 2022	10,284,139	$103	$2,314	$209,463	$211,880

Net earnings	-	-	-	16,862	16,862
Shares repurchased	(580,683)	(6)	(620)	(8,736)	(9,362)

Balance, June 30, 2023	9,703,456	97	1,694	217,589	219,380

Net earnings	-	-	-	33,569	33,569
Shares repurchased	(394,069)	(4)	(69)	(6,493)	(6,566)
Dividends paid	-	-	-	(3,724)	(3,724)

Balance, June 30, 2024	9,309,387	93	1,625	240,941	242,659

Net earnings	-	-	-	20,275	20,275
Shares repurchased	(330,000)	(3)	(58)	(6,117)	(6,178)

Balance, June 30, 2025	8,979,387	$90	$1,567	$255,099	$256,756

The accompanying notes are an integral part of these financial statements.

11

California First Leasing Corporation	Annual Report for June 30, 2025

STATEMENT OF CASH FLOWS

(in thousands)

	Years Ended June 30,
	2025	2024	2023
CASH FLOWS FROM OPERATING ACTIVITIES:
Net earnings	$20,275	$33,569	$16,862
Adjustments to reconcile net earnings to cash flows provided by (used for) operating activities:
Release of reserves for credit losses	(19)	(80)	(160)
Depreciation and net amortization	100	95	48
Gain on sale of leased property	(3,530)	(15)	(663)
Net realized (gain) loss on securities	(66)	46	2,848
Purchase of equity securities	(54,834)	(31,905)	(28,845)
Proceeds from sale of equity securities	57,892	13,349	10,789
Net change in unrealized (appreciation) on securities	(19,884)	(41,463)	(16,809))
Net (increase) decrease in short-term investments	(8,658)	17,520	11,048
Deferred income taxes, including income taxes payable	5,754	12,107	3,543
Decrease in income taxes receivable	30	39	1,804
Net increase (decrease) in accounts payable & accrued liabilities	711	(180)	(237)
Other, net	712	(212)	(128)
Net cash provided by (used for) operating activities	(1,517)	2,870	101

CASH FLOWS FROM INVESTING ACTIVITIES:
Investment in leases and transactions in process	(5,821)	(6,620)	(11,098)
Payments received on lease receivables and loans	8,079	8,501	14,803
Proceeds from sales of leased property	3,553	306	2,136
Proceeds from sales and assignments of leases	2,276	4,329	3,712
Net (increase) decrease in other assets	(286)	33	13
Net cash provided by investing activities	7,801	6,549	9,566

CASH FLOWS FROM FINANCING ACTIVITIES:
Payments to repurchase common stock	(6,178)	(6,566)	(9,362)
Dividends to stockholders	-	(3,724)	-
Net cash used for financing activities	(6,178)	(10,290)	(9,362)

NET CHANGE IN CASH	106	(871)	305
CASH AT BEGINNING OF PERIOD	519	1,391	1,086
CASH AT END OF PERIOD	$626	$520	$1,391

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
Decrease in lease rentals assigned to lenders and related non-recourse debt	$-	$-	$(515)
Income tax paid (refunds received), net	$1,110	$873	$(279)
Addition to ROU assets from new operating lease liabilities	$356	-	-

The accompanying notes are an integral part of these consolidated financial statements

12

California First Leasing Corporation	Annual Report for June 30, 2025

Financial Highlights

	Years Ended June 30,
	2025	2024	2023
Per Share Operating Performance
Net book value, beginning of period	$26.07	$22.61	$20.60
Net earnings (loss)	2.18	3.54	1.69
Less: Dividends paid	-	0.40	-
Net gain on share repurchase	0.34	0.32	0.32
Net Book Value, end of period	$28.59	$26.07	$22.61
Market price, end of period	$18.80	$19.51	$14.35
Return to Shareholders (1)
Based on net book value	9.7%	17.1%	9.7%
Based on market price	(3.6)%	38.8%	(17.5)%

Ratios, Supplemental Data
Expenses per share	$0.32	$0.29	$0.28
Expenses plus taxes per share	$1.06	$1.66	$0.79
Average Book Value per share	$27.76	$24.55	$21.99
Expenses to Average Book Value	1.2%	1.2%	1.3%
Net earnings (loss) to Average Book Value	7.9%	14.4%	7.9%
Portfolio turnover rate	23.5%	7.0%	7.2%

(1)	Total return based on market price assumes a purchase on the first day and sale on the last day of each period reported. Dividends and distributions are assumed to be reinvested. Total return on book value uses the same methodology, using book value for the beginning and ending values, and dividend reinvestment at the closing price on the day of distribution. Past performance is not an indication of future results.

The accompanying notes are an integral part of these financial statements.

13

California First Leasing Corporation	Annual Report for June 30, 2025

NOTES TO FINANCIAL STATEMENTS

Note 1 – Summary of Significant Accounting Policies:

Nature of Operations

California First Leasing Corporation, (“CFNB” or the “Company”), headquartered in Newport Beach, California, is registered as an internally managed non-diversified closed-end investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company was incorporated in California in 1977. The Company invests in equity securities of public companies that trade on established markets while retaining the lease portfolio related to financing capital assets for colleges and universities as well as businesses and non-profit organizations.

Basis of Presentation

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Critical accounting estimates particularly susceptible to change include deferred income taxes and fair value estimates of not-readily marketable securities. Actual results could differ from those estimates.

Equity Securities

The Company carries all investments in equity securities at fair market value (also referred to as “market value”) as determined in accordance with Note 3, and records the subsequent changes in market values in the Statement of Operations as a component of equity securities gains and losses. Equity security transactions are accounted for as of the trade date and the cost of equity securities sold is determined by specific identification. Dividend income is recorded on the ex-dividend date.

Leases

Lease transactions are generally direct financing leases that are non-cancelable “net” leases, contain “hell-or-high-water” provisions that require lessee to make all payments regardless of any defects in the property, to maintain, service and insure the property against casualty loss, and pay all property, sales and other taxes. The re-lease of property that has come off lease may be accounted for as a sales-type lease or as an operating lease, depending on the terms of the re-lease. Leased property that comes off lease and is re-marketed through a sale to the lessee or a third party is accounted for as sale of leased property.

For direct financing leases, the aggregate lease payments receivable and estimated residual value, if any, are recorded net of unearned income as net investment in leases. The unearned income is recognized as finance income on an internal rate of return method calculated to achieve a level yield over the lease term. There are no costs or expenses related to direct financing leases since lease income is recorded on a net basis. The residual value is an estimate of the fair value of the lease property at lease termination and are reviewed periodically.

Operating Leases

Lease contracts which do not meet the criteria of capital leases are accounted for as operating leases and generally involve the continuation of maturing leases on a month-to-month basis or for terms of less than 12 months.

Loans

Loans are reported at their principal amount outstanding, net of discounts, fees and direct costs associated with their origination or acquisition. Interest earned on loans is credited to income based on loan principal amounts outstanding at appropriate interest rates.

Allowance for Credit Losses

Effective July 1, 2023, upon the adoption of ASU No. 2016-13, Financial Instruments - Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments, the Company replaced the incurred loss accounting approach with the current expected credit loss (“CECL”) approach for leases and loans. CECL requires the immediate recognition of estimated credit losses expected to occur over the estimated remaining life of the asset. The CECL model was implemented using a modified retrospective approach with no adjustment to retained earnings necessary at July 1, 2023, and did not have a material impact on the allowance for credit losses or the financial statements.

The CECL methodology incorporates credit experience data, stratification of credits by risk rating, and determines estimated credit losses by applying an annual loss factor adjusted for the weighted average remaining term of credit segments. The resulting allowance is deducted from the net lease and loan balances to reflect the net amount expected to be collected. Lease receivables and loans are charged off when they are deemed completely uncollectible, with recoveries, if any, credited to the allowance. Prior to the adoption of CECL, the determination of the adequacy of the allowance was based on an assessment of the inherent loss potential in the lease and loan portfolios given the conditions at the time.

14

California First Leasing Corporation	Annual Report for June 30, 2025

Property Acquired for Transactions-in-process

Property acquired for transactions-in-process represents partial deliveries of property which the lessee has accepted on in-process lease transactions. Such amounts are stated at cost, net of any lessee payments related to the property.

Income Taxes

Income tax expense is the total of the current year income tax due and the change in deferred tax assets and liabilities. The Company accounts for income taxes using the asset and liability method whereby deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. A valuation allowance is established if it is “more likely than not” that all or a portion of the deferred tax asset will not be realized. Uncertain tax positions are only recognized if, based on its merits, the position is more likely than not to be sustained on audit.

Earnings Per Share

Basic net earnings per share is computed by dividing income available to common stockholders by the weighted average number of common shares outstanding.

Recent Accounting Pronouncements

In December 2023, the FASB issued guidance within ASU 2023-09, Income Taxes (Topic 740). The amendments in this update are intended to increase visibility into various income tax components that affect the reconciliation of the effective tax rate to the statutory rate, as well as the qualitative and quantitative aspects of those components. The Company will be required to disclose on an annual basis, specific categories in the rate reconciliation and provide additional information for reconciling items that meet or exceed a five percent threshold (computed by multiplying pretax income by the applicable statutory income tax rate) and include disclosure of state and local jurisdictions that make up the majority of the state and local income tax category in the rate reconciliation. Additional disclosure items include disaggregation of income taxes paid to and income tax expense in federal, state, and foreign jurisdictions as well as disaggregation of income taxes paid to individual jurisdictions in which income taxes paid are equal to or greater than five percent of total income taxes paid. The amendments in this update are effective for PBEs for fiscal years beginning after December 15, 2024 and may be applied on a prospective or retrospective basis. The Company is currently evaluating the impact these amendments will have on its financial statements.

Subsequent events

The Company has evaluated subsequent events for recognition and disclosure through August 11, 2025, which is the date the financial statements were available to be issued.

Reclassifications

Certain reclassifications have been made to prior year financial statements to conform to the presentation of the fiscal 2025 financial statements.

Note 2 – Investment Valuation and Fair Value Measurement:

ASC Topic 820: “Fair Value Measurements and Disclosures” defines fair value as the price that would be received for an asset or paid to transfer a liability in an orderly transaction between market participants in the principal or most advantageous market for the asset or liability. ASC Topic 820 establishes a three-tiered value hierarchy that prioritizes inputs based on the extent to which they are observable in the market and requires the maximum use of observable inputs and minimum use of unobservable inputs.  Values based on inputs in different levels of the hierarchy will be categorized based upon the lowest level of input. The three levels of inputs are defined as follows:

●	Level 1 - Valuation is based upon unadjusted quoted prices for identical instruments traded in active markets;
●	Level 2 - Valuation is based upon significant observable inputs, for example quoted prices for similar instruments in active markets, or quoted prices for identical instruments in markets that are not active;
●	Level 3 - Valuation is generated from model-based techniques that use inputs not observable in the market and based on the entity’s own judgment. Level 3 valuation techniques could include the use of option pricing models, discounted cash flow models and similar techniques that rely on assumptions that market participants would use in pricing the asset or liability.

ASC 820 applies whenever other accounting pronouncements require presentation of fair value measurements, but does not change existing guidance as to whether or not an instrument is carried at fair value. As such, ASC 820 does not apply to the Company’s investment in leases.

15

California First Leasing Corporation	Annual Report for June 30, 2025

The following table summarizes the Company’s assets, which are measured at fair value on a recurring basis as of June 30, 2025 and 2024:

Description of Assets	Total Fair Value	Quoted Price in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
	(in thousands)
As of June 30, 2025
Equity securities	$240,517	$240,517	$-	$-
Money-market accounts	27,842	27,842	-	-
U.S. Treasury bills	4,970		4,970
	$273,329	$268,359	$4,970	$-

As of June 30, 2024
Equity securities	$223,626	$223,626	$-	$-
Money-market accounts	24,155	24,155	-	-
	$247,781	$247,781	$-	$-

The net investment in leases (“Leases”) of $5.5 million in Note 4 approximates fair value. Leases consist of aggregate lease payments receivable, net of unearned income, with unearned income amortized on an internal rate of return method into income to achieve a level yield over the lease term, the “implicit rate”. As long as the current market rate is below the implicit rate, there is no fair value adjustment to the carrying value of Leases.

The Company’s loans are not carried at fair value, but in accordance with the fair value disclosure requirements of ASC 825-50, the estimated fair value of two loans as of June 30, 2025 and 2024 is calculated based on discounted cash flow analyses, using interest rates currently being offered for loans with similar terms to borrowers of similar credit quality and are classified as Level 3 in the fair value hierarchy. Loan fair values are based on an exit value and have been adjusted for credit risk.

(in thousands)	June 30, 2025		June 30, 2024
	Carrying Amount	Estimated Fair Value	Carrying Amount	Estimated Fair Value
Commercial loans	$1,479	$1,413	$1,817	$1,721

Fair value estimates are based on relevant market information and data however, the Company’s estimates of fair values are subjective in nature, involve uncertainties and cannot be determined with precision.  Changes in assumptions could significantly affect the estimated values.

Note 3 – Investment Transactions:

For the year ended June 30, 2025, purchases and sales of investments, excluding short-term investments, were $54,833,734 and $57,891,896, respectively. For the year ended June 30, 2024, purchases and sales of investments, excluding short-term investments, were $31,905,010 and $13,349,140, respectively

Note 4 – Leases and Loans:

The Company’s income from leases consists of the following:

	June 30,
(in thousands)	2025	2024	2023
Interest income - direct financing leases	$715	$919	$1,196
Rental income on operating leases	551	1,168	1,081
Total direct finance and rental lease income	$1,266	$2,087	$2,277

The Company’s net investment in leases consists of the following:

	June 30,
(in thousands)	2025	2024
Minimum lease payments receivable	$6,181	$10,245
Estimated residual value	72	94
Less unearned income	(644)	(970)
Net investment in leases before allowances	5,609	9,369
Less allowance for credit losses	(80)	(101)
Net investment in leases	$5,529	$9,268

16

California First Leasing Corporation	Annual Report for June 30, 2025

The minimum lease payments receivable and estimated residual value are discounted using the internal rate of return method related to each specific lease. At June 30, 2025, a summary of the installments of minimum lease payments receivable due, and the expected maturity of the Company’s estimated residual value are as follows. The weighted average maturity of the leases is 26 months and the weighted average yield is 9.5%.

Years ending June 30,	Lease Receivable	Estimated Residual Value	Total
	(in thousands)
2026	$3,337	$23	$3,360
2027	1,688	11	1,699
2028	684	38	722
2029	393	-	393
2030	79	-	79
	6,181	72	6,253
Less unearned income	(636)	(8)	(644)
Less allowances	(80)	0	(80)
	$5,465	$64	$5,529

The Company’s investment in commercial loans consists of two transactions with a weighted average remaining term of 67 months at June 30, 2025:

	June 30,
(in thousands)	2025	2024
Commercial real estate loan	$1,431	$1,651
Commercial term loan participation	68	189
Total commercial loans	1,499	1,840
Less unearned income and discounts	0	(3)
Less allowance for credit losses	(20)	(20)
Net commercial loans	$1,479	$1,817

Note 5 – Allowance for Credit Losses:

The Company classifies all credits under a system that assesses the ability of the credit to service the obligation based on current financial position, historical payment experience, and collateral adequacy, among other factors, and also segments the portfolio into 1) commercial transactions, 2) education, government and non-profit (“EGNP”) leases, and 3) commercial real estate loan. The allowance for credit losses includes amounts to cover losses over the remaining life of the leases and loans. The accrual of interest income on leases and loans will be discontinued when the customer becomes ninety days or more past due on its lease or loan payments. Payments received while on non-accrual are applied to reduce the Company’s recorded value.

There were no past due credits or credits on non-accrual at June 30, 2025 or June 30, 2024. The following table presents the changes in the allowance for credit losses and the associated balances by segment, for each of the years ending June 30, 2025 and 2024:

(in thousands)	Commercial Transactions	EGNP Leases	Commercial Real Estate Loan	Total Financing Receivable
As of June 30, 2025
Balance beginning of period	$39	$67	$15	$121
Charge-offs (Recoveries)	-	(2)	-	(2)
Provision	-	(19)	-	(19)
Balance end of period	$39	$46	$15	$100
Allowance for losses as a percent of ending receivable balance	3.02%	1.05%	1.05%	1.41%

As of June 30, 2024
Balance beginning of period	$102	$84	$15	$201
Charge-offs (Recoveries)	-	-	-	-
Provision	(63)	(17)	-	(80)
Balance end of period	$39	$67	$15	$121
Allowance for losses as a percent of ending receivable balance	1.93%	0.89%	0.91%	1.08%

17

California First Leasing Corporation	Annual Report for June 30, 2025

Note 6 – Office Lease Obligations

The Company accounts for its office lease in accordance with ASC 842 which was implemented on July 1, 2019 and requires the Company to recognize lease arrangements as right-of-use (“ROU”) assets and operating lease liabilities based on the present value of lease payments over the lease term discounted at the Company’s incremental borrowing rate. Lease expense is recognized on a straight-line basis over the lease term, with lease and non-lease components as a single lease component.

During fiscal 2025, the Company extended the operating lease with an unrelated party for its current 4,098 square foot corporate office in Newport Beach for a period of 36 months commencing on August 1, 2024 ending July 2027. The lease extension was recorded as a ROU asset of $300,774 and a related lease liability of $340,115 based on a discount rate of 6.70%. As of June 30, 2025, ROU assets of $208,891 and related liabilities of $298,308 are recorded on the balance sheet as part of other assets and accrued liabilities. The future undiscounted lease payments due are as follows:

Year ending June 30,
2026	$151,585
2027	156,011
2028	13,032
320,628
Less: Imputed interest	(22,319)
Present value of future minimum payments	$298,891

Rent expense was $118,366 (2025) $111,220 (2024) and $143,750 (2023).

Note 7 – Income Taxes:

The Company accounts for its income taxes under ASC 740, “Income Taxes.” Among other provisions, this standard requires deferred tax balances to be determined using the enacted income tax rate for the years in which taxes will be paid or refunds received. The Company is subject to U.S. Federal income tax as well as multiple state and local jurisdictions as a result of doing business in many states. The provision for income taxes is summarized as follows:

	June 30,
(in thousands)	2025	2024	2023
Current tax expense (benefit):
Federal	$1,238	$2,285	$1,334
State	488	371	563
	1,726	2,656	1,897
Deferred tax expense (benefit):
Federal	4,165	6,840	2,730
State	1,003	3,523	441
	5,168	10,363	3,171
Total income tax provision	$6,894	$13,019	$5,068

At June 30, 2025 and 2024, income taxes receivable balances were $196,000 and $226,000, respectively.

Deferred taxes result from the inclusion of unrealized gains and losses on securities in operating earnings that are not currently taxable or deductible, and the method of recording lease income and depreciation on capital leases for tax reporting, which differ from financial statement reporting.

Deferred income tax liabilities (assets) are comprised of the following:

	June 30,
(in thousands)	2025	2024
Deferred income tax liabilities:
Tax operating leases	$429	$664
Equity investments	23,530	18,214
Total liabilities	23,959	18,878

Deferred income tax assets:
Depreciation	-	(12)
Allowances and reserves	(51)	(36)
State income taxes	(311)	(977)
Equity investments realized loss	-	(10)
Total assets	(362)	(1,035)
Net deferred income tax liabilities	$23,597	$17,843

18

California First Leasing Corporation	Annual Report for June 30, 2025

The differences between the federal statutory income tax rate and the Company’s effective tax rate are as follows:

	Years ended June 30,
	2025	2024	2023
Federal statutory rate	21.00%	21.00%	21.00%
State tax, net of Federal benefit	5.49	7.35	4.91
Dividends received deduction	(1.53)	(0.83)	(1.90)
Other adjustments and tax-exempt leases	0.41	0.43	(0.90)
	25.37%	27.95%	23.11%

At June 30, 2025, a liability for uncertain tax positions and unrecognized tax benefits of $246,000 reflects an estimated state tax liability relating to apportionment fluctuations, all of which, if recognized would affect the effective tax rate. In fiscal 2025, $65,000 was applied to the liability related to an excise tax owed in connection with the December 2023 tender offer. The estimate of unrecognized tax benefits may increase or decrease in the future for various reasons, including additions related to current year provisions, the expiration of the statute of limitation for open tax years, the status of examinations and changes in management’s judgment. The Company’s policy is to include interest and penalties related to unrecognized tax benefits in income tax expense. As of June 30, 2025, accrued penalties and interest on unrecognized tax benefits are estimated to be $54,000. The following table sets forth the change in unrecognized tax benefits:

	Years ended June 30,
	2025	2024
	(in thousands)
Balance, beginning of period	$311	$311
Decrease for tax positions in current year	(23)	42
Decrease for tax positions taken in prior years	(39)	(39)
(Decrease) Increase for interest and penalties	(3)	(3)
Balance, end of period	$246	$311

In the fiscal year ending June 30, 2025, the Company’s income earned from dividends and interest accounted for 46% of ordinary gross income (OGI) for U.S. federal income tax purposes. Under current tax law, with less than 5 shareholders owning over 50% of the Company’s outstanding shares, the Company could be subject to a 20% tax on undistributed income if at least 60% of OGI is from dividends and interest.

The Company’s Federal tax returns remain subject to examination from 2022 forward, while state income tax returns are generally open from 2021 forward, and vary by individual state statutes of limitation. The Company believes that its accrual for income taxes is adequate for adjustments, if any, which may result from these examinations.

Note 8 – Compensation and Benefit Plans:

The aggregate remuneration paid to all officers and directors during the year ended June 30, 2025 was $1,944,600 and $108,000, respectively.

Employees of the Company may participate in a voluntary defined contribution plan (“401K Plan”) qualified under Section 401(k) of the Internal Revenue Code of 1986. Under the 401K Plan, employees who have met certain age and service requirements may contribute up to a certain percentage of their compensation. The Company has made contributions of $40,687 (2025), $17,000 (2024) and $21,000 (2023).

In November 1995, the Company’s stockholders approved the 1995 Equity Participation Plan (the “1995 Plan”). Under the 1995 Plan, the maximum number of shares of common stock that can be issued increases by an amount equal to 1% of the total number of issued and outstanding shares of common stock as of June 30 of each fiscal year. Shares available for grant for the years ending June 30, 2025 and 2024 are 3,132,436 and 3,032,642, respectively. There have been no option grants awarded since fiscal 2013, and at June 30, 2025 there were no options outstanding and no stock-based compensation expense was recognized in the year ended June 30, 2025.

Note 9 – Capital Structure

At June 30, 2024, the Company has 20,000,000 authorized shares of common stock and is authorized to issue 2,500,000 shares of preferred stock in one or more series, fix the voting powers, designations, preferences and the relative participation, optional or other rights, if any, of any wholly unissued series of preferred stock.

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California First Leasing Corporation	Annual Report for June 30, 2025

On June 27, 2025, the Company completed the purchase of 330,000 shares of common stock at a price of $18.50 per share pursuant to a tender offer made to all shareholders. The aggregate cost resulted in a reduction to shareholders’ equity of $6,177,731.

The Company declared one distribution to holders of Common Stock in fiscal 2024, $.40 per share paid on June 26, 2024 in cash. Under current tax regulation, the dividends paid are considered qualified dividends for tax purposes.

On December 5, 2023, the Company purchased a total of 394,069 shares of common stock at a price of $16.50 per share pursuant to a tender offer made to all shareholders. The aggregate cost resulted in a reduction to stockholders’ equity of $6,566,774.

Business and Investment Objectives and Strategies

The Company retains a declining portfolio of lease transactions with existing customers, but is primarily focused on generating capital appreciation and current income from the equity investment portfolio while preserving capital and liquidity. There can be no assurance that any of these objectives will be achieved.

The Company’s strategy is to invest in equity securities of fairly valued publicly traded corporations that we expect to generate excess cash flow to support consistent and attractive returns through dividends and appreciation. This approach seeks out companies at reasonable prices, without regard to sector or industry, that demonstrate favorable long-term growth characteristics. Analysis is done to determine the intrinsic value of a company by analyzing its free cash flow generating capabilities, with a focus on the ability to grow its free cash flow and maintain high returns on invested capital for an extended period.

RISK FACTORS

An investment in the Company’s common stock involves certain risks, including the risk of loss. Investors should carefully consider the Company’s objectives and risks that may make an investment in the Company not appropriate for all investors. Before buying the common stock, investors should read this “Risk Factors” section which describes certain risks which may adversely affect the Company’s net asset value per share, trading price, yield, total return and ability to meet its objectives.

Industry Risk Factors

The Company’s business and financial results are subject to general business and economic conditions. Weakness in the economy or in certain sectors or a sustained high rate of inflation and interest rates could impact the financial performance and condition of investments and customers.

Changes in the laws, regulations and policies governing investment companies could alter the investment and business environment and adversely affect operations. The Board of Governors of the Federal Reserve System regulates the supply of money and credit in the United States. Its fiscal and monetary policies on interest rates impact the return that can be earned on investments and leases and loans and investments.

Cyber security and privacy breaches may hurt our business, damage our reputation, increase our costs, and cause losses. Our systems and network stores all the Company’s business records as well as information about our customers and employees. We have security systems and information technology infrastructure in place designed to protect against unauthorized access to such information. However, there is still a risk that the security infrastructure that we maintain may not be successful in protecting against all security breaches, employee error, malfeasance, and cyber-attacks. Third parties, including vendors that provide services for our operations, could also be a source of security risk in the event of a failure of their own security systems and infrastructure.

Company Risk Factors

The Company is dependent on a few key people. Investment decisions and all major capital allocation decisions are controlled by Patrick E. Paddon, Chairman of the Board of Directors and Chief Executive Officer, in consultation with Glen T. Tsuma, Chief Operating Officer and a Director. The loss of the services of these individuals would have a negative impact on the business because of their expertise, years of experience and roles as the Company’s largest shareholders.

The Company’s equity investments may increase the Company’s risk of realized loss in shareholders’ equity. The Company’s equity investments represent 85% of total assets and 94% of stockholders’ equity at June 30, 2025. These securities may not appreciate in value and may in fact decline in value. The Company may not be able to realize any gains, and any gains may not be sufficient to offset other losses. A 10% decline in the value of the equity investment portfolio from June 30, 2025 could result in a 7% reduction in the Company’s net asset value per share.

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California First Leasing Corporation	Annual Report for June 30, 2025

The Company’s registration as an investment company subjects it to regulatory risk under the 1940 Act and additional costs of complying with SEC regulations. The investment industry is a heavily regulated environment, and changes to, or non-compliance with, regulations and laws could harm our business.

The Company’s periodic earnings can fluctuate widely due to including gains and losses on equity securities, including unrealized amounts that are determined based on stock prices on the last day of a fiscal quarter.

The Company may suffer losses in its investment and lease and loan portfolios despite its investment and underwriting practices. Performance of individual securities can vary widely and investment decisions may cause the Company to underperform certain benchmark indices or other companies with similar investment objectives or strategies. Management may be incorrect in assessing a particular industry or company or an issuer may perform poorly or below expectations, and the value of its securities may therefore decline. The Company may not buy securities at the lowest possible prices or sell securities at the highest possible prices. The Company seeks to mitigate the risks inherent in the investment business by adhering to sound practices. Although the Company believes that its criteria are appropriate for the various kinds of investments it acquires, the Company may incur losses on investments and leases that meet these criteria.

Larger transactions, non-diversification and concentrations may increase the risk of loss in the event of the deterioration of one of these companies or industries. The Company is a “non-diversified” investment company, meaning that it invests in a smaller number of companies than diversified companies. At June 30, 2025, an investment of $18.5 million in one company accounted for approximately 7.2% of the Company’s net assets, while investments in six companies related to the semiconductor industry represented approximately 24.6% of net assets. The Company does not have a policy to rebalance the investment portfolio should one or more investments increase in value substantially relative to the rest of the portfolio, and therefore, the portfolio is subject to greater volatility and the risk that changes in the value of a single security may have a significant effect, either negative or positive, on shareholders’ equity.

The Company may hold a significant portion of assets in cash, bank accounts, money market mutual funds, or U.S. government securities maturing in one year or less. At June 30, 2025, $33.4 million (11.9% of assets) was held in such accounts. This liquidity is maintained for many reasons, including, among others, to take advantage of opportunities as they arise; market conditions may appear unfavorable at certain times or not finding attractive investment opportunities; defensive position during adverse market or economic conditions.

The Company has the ability to borrow and use leverage to increase its returns, subject to the restrictions of the 1940 Act. The Company may borrow money from a bank or issue senior debt securities in amounts up to 33 1/3% of the value of its total assets at the time of such borrowings. Leverage created from borrowing could impair the Company’s liquidity, cause it to liquidate positions at an unfavorable time, and result in increased volatility. Financial leverage involves risks and special considerations such as the chance for greater volatility in net asset value than a comparable company without leverage; interest rate risk, particularly in a high interest rate environment; and the potential for an increase in operating costs that may reduce the Company’s total return.

The Board of Directors and majority shareholder may change the Company’s investment objectives and operating strategies without prior notice to other shareholders or their approval, the effects of which may be adverse to the interest of minority shareholders.

The financial services business involves significant operational risks. Operational risk includes the risk of fraud by employees or persons outside of the Company, the execution of unauthorized transactions by employees, errors relating to transaction processing and technology, breaches of the internal control system, and failure of business continuation and disaster recovery plans. This risk of loss also includes the potential legal actions that could arise as a result of an operational deficiency or as a result of noncompliance with applicable regulatory standards, adverse business decisions or their implementation.

The Company’s reported financial results are subject to certain assumptions and estimates and management’s selection of accounting method. The Company’s management must exercise judgment in selecting and applying accounting policies and methods that comply with generally accepted accounting principles and reflect management’s judgment of the most appropriate manner to report the Company’s financial condition and results. In some cases, management may select an accounting policy which might be reasonable under the circumstances yet might result in the Company’s reporting results different than would have been reported under a different alternative.

The Company is a C-Corporation and its results include the impact of taxes paid or to be paid by the Company. As a result, the Company’s reported results and return on investments may not be comparable to results of most registered investment companies that do not pay income taxes but only pass through income to investors.

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California First Leasing Corporation	Annual Report for June 30, 2025

With one shareholder owning more than 50% of the Company’s common stock, the Company falls under the definition of a personal holding company (PHC) in years when over 60% of the Company’s income comes from dividends and interest. In that case, the Company could be subject to a PHC tax of 20% imposed on undistributed PHC income. This tax would be in addition to the corporate tax paid on taxable income. The tax can be avoided or reduced by paying dividends and distributing the PHC income, as was done in fiscal 2024. In fiscal 2025, the Company was under the 60% threshold.

The Company’s common stock generally has traded at a discount from net asset value and the stock price can be volatile. The Company’s common stock is not widely held and the limited trading market for the stock can result in fluctuations in prices between trades and make it difficult for stockholders to dispose of their shares. The Company’s stock price can fluctuate widely in response to a variety of factors, including: impact of a large block of stock for sale; actual or anticipated variations in the Company’s quarterly operating results and dividend policy; news reports relating to trends, concerns and other issues in the investment and financial services industry, and changes in government regulations. An investment in the Company should be viewed as a long-term investment and is suitable only for investors who can bear the risks associated with such limited trading that attempts to sell the stock may require a significant discount from the last reported price.

The Company’s executive officers and Directors may face certain conflicts of interest. The Chief Executive Officer and majority shareholder and other Directors and officers at times may invest in the stock of the same companies that the Company owns, which may give rise to a conflict of interest or perceived conflict of interest.

The Company has no obligation to repurchase stock from shareholders. Shareholders do not have any right to require the Company to repurchase their shares.

The Company is a “controlled company” with 55% of the stock held by the Chief Executive Officer, 70% held by two senior executives and fewer than 20 shareholders of record. As a result, senior management has the ability to exercise significant influence over the Company’s policies and business, and determine the outcome of corporate actions requiring stockholder approval. These actions may include, for example, the election of directors, the adoption of amendments to corporate documents, the approval of mergers, sales of assets and other corporate actions such as changing policies set forth in response to Section 8(b) of the 1940 Act, deregistering as an investment company, or maintaining eligibility on the OTCQX market or the OTCQX Premier Tier.

OFFICER AND DIRECTOR INFORMATION

The Registration Statement provides additional information concerning directors and is available without charge upon request by phone to 1(800) 496-4640, or by email at invest@calfirstlease.com.

Name, Address*	Age	Position	Director since	Occupation For Last 5 Years	Number of Portfolios Overseen	Other Directorships
Interested Directors
Patrick E. Paddon	74	Chairman, Chief Executive Officer	1977	Chief Executive Officer	1	None
Glen T. Tsuma	72	Chief Operating Officer, Director	1981	Chief Operating Officer	1	None
Sarah J. Paddon	31	Director	2024	Director, Huron Consulting Group (healthcare)	1	None

Independent Directors
Michael H. Lowry	80	Director	1992	Retired	1	None
Danilo Cacciamatta	79	Director	2001	Retired	1	None
Robert W. Kelley	86	Director	2020	Retired	1	None

Executive Officer, Not a Director
S. Leslie Jewett	70	Chief Financial Officer		Chief Financial Officer	1	None

*	Address for each officer and director is California First Leasing Corporation, 5000 Birch Street, Suite 500, Newport Beach, CA 92660

Other Information

Privacy Policy

The Company has systems in place to safeguard shareholder privacy, with access to all information limited to a need to know basis. Through our transfer agent, Computershare Trust Company, the Company has access to nonpublic shareholder information such as name, address, tax identification number and the shares held that is used to send annual reports, proxy statements, tax statements or other information required by law. This information is not shared with any non-affiliated third party except pursuant to contracts to perform transaction processing, servicing or maintaining shareholder accounts. These companies are required to protect information and use it solely for the purpose for which they received it.

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California First Leasing Corporation	Annual Report for June 30, 2025

Proxy Voting Policies and Procedures

The policies and procedures to determine how to vote proxies relating to the securities portfolio is available without charge by contacting investor relations at California First Leasing Corporation, 5000 Birch Street, Suite 500, Newport Beach, CA 92660; by email at invest@calfirstlease.com; or on the Securities and Exchange Commission’s website at www.sec.gov. The Company’s report on its proxy voting record for the twelve-month period ended June 30, 2025 will be available before October 30, 2025.

Quarterly Portfolio Information

The Company files a complete schedule of investments with the SEC for the first and the third quarter of each fiscal year on Form N-PORT. The Company’s Form N-PORT filings are available on the SEC’s website at www.sec.gov.

Transfer Agent

Computershare Inc. serves as transfer agent and registrar with respect to Shares of the Company.

Independent Auditors

Eide Bailly, LLP serves as the independent registered public accounting firm to the Company.

(b) Not applicable

Item 2 Code of Ethics

The Company has adopted a code of ethics applicable to the principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics has not been amended and there have been no waivers granted under the code of ethics. The Company undertakes to provide a copy of the code of ethics without charge upon request by phone to 1-800-496-4640, or by email at invest@calfirstlease.com.

Item 3 Audit Committee Financial Expert

The Board of Directors has determined that each Audit Committee member has sufficient knowledge in financial and auditing matters to serve on the committee, and further that Mr. Cacciamatta is an “audit committee financial expert” as that term is defined in regulations issued by national securities exchanges and the 1940 Act.

Item 4 Principal Accountant fees and Services

	2025	2024
Audit Fees (1)	$61,950	$66,500
Tax Related Fees (2)	52,900	64,015
	$114,850	$130,515

1)	Includes fees for annual audit of Company’s financial statements and consulting on accounting matters.
2)	Includes fees for services performed with respect to tax compliance and tax planning.

Pursuant to its charter, the Audit Committee is responsible for recommending the selection, approving compensation and overseeing the independence, qualifications and performance of the independent accountants. The Audit Committee must approve, in advance, all non-audit fees paid to the independent accountants and review and approve all related-party transactions. No waivers under this policy have been granted.

Item 5. Audit Committee of Listed Registrants. Not applicable insofar as the Company is not a listed issuer under the Securities Exchange Act of 1934, as amended.

Item 6. Investments.

(a) Schedule is included as a part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

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California First Leasing Corporation	Annual Report for June 30, 2025

Item 7. Disclose Proxy Voting Policies and Procedures for Closed-End Management Companies.

California First Leasing Corporation

Proxy Voting Policies and Procedures

California First Leasing Corporation, a California corporation (the “Company”), has delegated its proxy voting responsibility to its Compliance Officer (the “CO”). The Proxy Voting Policies and Procedures of the CO are set forth below. These guidelines will be reviewed periodically by the Board of Directors with the CO and the Company’s Audit Committee and, accordingly, are subject to change.

Introduction

As a corporation registered under the Investment Company Act of 1940, as amended (the “1940 Act”), the CO has a fiduciary duty to act solely in the best interests of the Company and its shareholders. As part of this duty, the CO recognizes that it must vote the Company’s securities in a timely manner free of conflicts of interest and in the best interests of the Company.

Proxy Policies

The CO will vote proxies relating to the Company’s portfolio securities in the best interest of the Company and its shareholders. The CO will review on a case-by-case basis each proposal submitted for a shareholder vote to determine its impact on the portfolio securities held by the Company. Although the CO will generally vote against proposals that may have a negative impact on its portfolio securities, it may vote for such a proposal if there exists compelling long-term reasons to do so. To ensure that the vote is not the product of a conflict of interest, the Audit Committee requires that: (i) the CO disclose any potential conflict that she is aware of and any contact that she has had with any interested party regarding a proxy vote to the Audit Committee; and (ii) CO is prohibited from revealing how the Company intends to vote on a proposal in order to reduce any attempted influence from interested parties.

Proxy Voting Records

Shareholders may obtain information, without charge, regarding how the Company voted proxies with respect to the Company’s portfolio securities by making a written request for proxy voting information to: Compliance Officer, California First Leasing Corporation, 5000 Birch Street, Suite 500, Newport Beach, CA 92660.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

The identification of securities to buy or sell and overall direction of the investment portfolio is led by Patrick E. Paddon, the Company’s Chief Executive Officer and majority shareholder. In addition to over 44-years of experience evaluating businesses for purposes of extending lease and loan credit, Mr. Paddon has been actively investing in equity securities for over 18 years. The investment committee also includes Glen Tsuma, Chief Operating Officer for over 33 years, and Leslie Jewett, Chief Financial Officer for over 28 years, both with long histories as members of the credit committee that approves all lease transactions. The compensation for Mr. Paddon, Mr. Tsuma and Ms. Jewett consists entirely of fixed base salary, there is no incentive compensation plan applicable to them, and as of June 30, 2025, the value of each of their investment in CFNB common stock exceeded $1 million.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders

No Changes to Report

Item 11. Controls and Procedures.

a)	The Principal Executive Officer and Principal Financial Officer of the Company have concluded that the Company’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Act are effective as of a date within 90 days of the filing date of this report based on their evaluation of the Disclosure Controls and Procedures.
b)	There have been no changes in the Company’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during period covered by this report that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a) (1) See Item 2

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act is attached hereto.

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California First Leasing Corporation	Annual Report for June 30, 2025

SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

California First Leasing Corporation

By:	/s/ Patrick E. Paddon
Patrick E. Paddon
Chairman and Chief Executive Officer
August 11, 2025

By:	/s/ S. Leslie Jewett
S. Leslie Jewett
Chief Financial Officer
August 11, 2025

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